                                 EXHIBIT 26 (r)


                        Minnesota Life Insurance Company
                               Power of Attorney
                        To Sign Registration Statements


WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and


WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and


WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242, 333-140230, 333-182763, 333-189593 and 333-212515) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and


WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and


WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and


WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604, 333-148646, 333-183590 and
333-198279) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.


NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Gary R. Christensen as attorney in fact for the purpose of signing his name and on our behalf as Director of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.


            Signature                                   Title                             Date
---------------------------------   --------------------------------------------   -----------------
/s/ Christopher M. Hilger           Chairman of the Board, President and Chief     October 15, 2018
------------------------------      Executive Officer
Christopher M. Hilger
/s/ Robert L. Senkler               Director                                       October 15, 2018
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Robert L. Senkler
/s/ Mary K. Brainerd                Director                                       October 15, 2018
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Mary K. Brainerd
/s/ John W. Castro                  Director                                       October 15, 2018
------------------------------
John W. Castro
/s/ Gary R. Christensen             Director                                       October 15, 2018
------------------------------
Gary R. Christensen
/s/ Benjamin G.S. Fowke III         Director                                       October 15, 2018
------------------------------
Benjamin G.S. Fowke III



            Signature                 Title            Date
--------------------------------   ----------   -----------------
/s/ Sara H. Gavin                  Director     October 15, 2018
------------------------------
Sara H. Gavin
/s/ Eric B. Goodman                Director     October 15, 2018
------------------------------
Eric B. Goodman
/s/ John H. Hooley                 Director     October 15, 2018
------------------------------
John H. Hooley
/s/ Trudy A. Rautio                Director     October 15, 2018
------------------------------
Trudy A. Rautio
/s/ Bruce P. Shay                  Director     October 15, 2018
------------------------------
Bruce P. Shay
/s/ Kevin F. Warren                Director     October 15, 2018
------------------------------
Kevin F. Warren
/s/ Warren J. Zaccaro              Director     October 15, 2018
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Warren J. Zaccaro